Fees Summary	Dec. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,296,339.39
Previously Paid Amount	0
Total Fee Amount	3,719.77
Total Offset Amount	0
Net Fee	$ 3,719.77